October 18, 2000

                     DREYFUS PREMIER GLOBAL ALLOCATION FUND

                            Supplement to Prospectus
                               Dated March 1, 2000

      At a meeting of the Board of Directors held on October 17, 2000, the Board approved the liquidation of the Fund on or about December 29, 2000. Accordingly, effective at the close of business on October 31, 2000, the Fund will be closed to new investments, including new investments in existing shareholder accounts.